UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
March 12, 2018

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  [ ]

Item 7.01 Regulation FD Disclosure.

On March 12, 2018, United States Steel Corporation (the “Corporation”) issued a press release providing EBITDA guidance for the full year of 2018, in light of President Trump’s recent actions resulting from the Section 232 national security investigation and the Corporation’s restart of the “B” blast furnace and steelmaking operations at its Granite City Works facility. The press release is furnished with this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the attached press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press release, dated March 12, 2018.

This Current Report on Form 8-K contains certain information that may constitute forward-looking statements within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections.  All statements other than statements of historical fact are forward-looking statements.  Generally, we have identified such, forward-looking statements by using the words "believe," "expect," "intend, " "estimate," "anticipate, " "project, " "target, " "forecast," "aim, " "should," "will," and similar expressions or by using future dates in connection with any discussion of, among other things, trends, events or developments that we expect or anticipate will occur in the future.  However, the absence of these words and similar expressions does not mean that a statement is not forward-looking.  Forward-looking statements are not historical facts, but instead represent only the Corporation's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside the Corporation's control.  It is possible that the Corporation's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements.

Management believes that these forward-looking statements are reasonable as of the time made.  However, caution should be taken not to place undue reliance on any such forward-looking statement because such statements speak only as of the date when made.  The Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Corporation's historical experience and our present expectations or projections.  These risks and uncertainties include those described in our Annual Report on Form 10-K for the year ended December 31, 2017, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Colleen M. Darragh
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Colleen M. Darragh
Vice President & Controller

Dated: March 12, 2018